                                                                   EXHIBIT 10.20


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


              AMENDMENT NO. 1 TO FTD CORPORATION SECURITY AGREEMENT


                   AMENDMENT NO. 1 TO FTD CORPORATION GUARANTY


               AMENDMENT NO. 1 TO FTD CORPORATION PLEDGE AGREEMENT


          AMENDMENT NO. 1 TO FTD CORPORATION PATENT SECURITY AGREEMENT


         AMENDMENT NO. 1 TO FTD CORPORATION TRADEMARK SECURITY AGREEMENT


         AMENDMENT NO. 1 TO FTD CORPORATION COPYRIGHT SECURITY AGREEMENT


                     (COLLECTIVELY, THE "MASTER AMENDMENT")

                                  July 7, 2000

         This (i) AMENDMENT NO. 3 (the "CREDIT AGREEMENT AMENDMENT") to the Credit Agreement, dated as of November 20, 1997, as amended (the "CREDIT AGREEMENT"), among FLORISTS' TRANSWORLD DELIVERY, INC., a Michigan corporation (the "BORROWER"), IOS BRANDS CORPORATION, formerly known as FTD Corporation, a Delaware corporation (the "PARENT"), the institutions from time to time party thereto as Lenders (the "LENDERS"), and BANK ONE, NA, having its principal office in Chicago, Illinois, formerly known as The First National Bank of Chicago, in its capacity as contractual representative for itself and the other Lenders (the "AGENT") and (ii) AMENDMENT NO. 1 (the "PARENT COLLATERAL DOCUMENT AMENDMENT", and together with the Credit Agreement Amendment, the "MASTER AMENDMENT") to each of the Security Agreement, Guaranty, Pledge Agreement, Patent Security Agreement, Trademark Security Agreement, and Copyright Security Agreement (collectively, the "PARENT COLLATERAL DOCUMENTS"), each dated as of November 20, 1997, each by and between the Parent and the Agent, is entered into as of July 7, 2000. Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

         WHEREAS, the Borrower, the Parent, the Lenders and the Agent have entered into the Credit Agreement;

         WHEREAS, the Parent and the Agent have entered into the Parent Collateral Documents;

         WHEREAS, the Borrower, the Parent, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein and the Parent and the Agent have agreed to amend the Parent Collateral Documents on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, the Lenders and the Agent agree as follows:

         1. Amendment to the Credit Agreement and the Parent Collateral Documents. Effective as of the date first above written, and subject to the execution of this Master Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement and each Parent Collateral Document shall be and hereby is amended as follows:


         a) Each reference in the Credit Agreement and each Parent Collateral Document to the term "FTD Corporation" is hereby deleted therefrom and the term "IOS Brands Corporation" is hereby substituted therefor.

         b) Section 7.3(D)(x) of the Credit Agreement is hereby amended in its entirety as follows:


         "(x) Investments consisting of loans or advances made by the Borrower and its Subsidiaries to employees of Holdings or its Subsidiaries, other than those permitted by Section 7.3(D)(xi); provided, that the aggregate amount of such Investments in any fiscal year shall not exceed $1,000,000;"

         c) Section 7.3(D)(xi) of the Credit Agreement is hereby amended in its entirety as follows:


         "(xi) loans and advances to officers or other employees of Holdings or its Subsidiaries in connection with such officers' or employees' acquisition of shares of Holdings' common stock; provided, that the aggregate amount of such loans and advances in any fiscal year shall not exceed $1,000,000;"

         d) Section 7.3(F)(v) of the Credit Agreement is hereby amended in its entirety as follows:


         "(v) the repurchase or redemption of Capital Stock or options to purchase Capital Stock of Holdings held by employees or former employees of Holdings and its Subsidiaries; provided, that the aggregate amount of such repurchases and redemptions shall not exceed in any fiscal year (A) $1,000,000 plus (B) the proceeds received by the Borrower or Holdings from the sale of any management or employee Capital Stock or other rights during such fiscal year;"

         2. Conditions Precedent. This Master Amendment shall become effective as of the date above written, if, and only if, the Agent has received:

         (i) duly executed originals of this Master Amendment from the Borrower, the Required Lenders and the Agent,

         (ii) duly executed UCC-3 financing statements executed by IOS Brands Corporation evidencing its change in name from FTD Corporation to IOS Brands Corporation, with such UCC-3 financing statements to be filed in the following jurisdictions: Secretary of State of California, Secretary of State of Illinois, Secretary of State of Maine, Secretary of State of Ohio (including, without limitation, Hamilton County, Ohio),

         (iii) certificate of incorporation for IOS Brands Corporation certified by the Secretary of State of Delaware and the secretary or an assistant secretary of IOS Brands Corporation, by-laws for IOS Brands Corporation certified by such secretary or assistant secretary, and good standing certificates for IOS Brands Corporation from each jurisdiction in which IOS Brands Corporation is qualified to do business,

         (iv) duly executed originals of the Guaranty in favor of the Agent dated as of July 28, 1999 from Value Network Service, Inc.,

         (v) duly executed originals of the Security Agreement in favor of the Agent dated as of July 28, 1999 from Value Network Service, Inc.,

         (vi) duly executed originals of the Trademark Security Agreement in favor of the Agent dated as of July 28, 1999 from Value Network Service, Inc.,

         (vii) duly executed originals of the Patent Security Agreement in favor of the Agent dated as of July 28, 1999 from Value Network Service, Inc.,

         (viii) duly executed UCC-1 financing statements naming Value Network Service, Inc. as debtor and Bank One, NA, as Agent, as secured party to be filed in the following jurisdictions: Secretary of State of Illinois,

         (ix) articles of incorporation for Value Network Service, Inc. certified by the Secretary of State of Delaware and the secretary or an assistant secretary of Value Network Service, Inc., by-laws for Value Network Service, Inc. certified by such secretary or assistant secretary, resolutions authorizing entry into the agreements referenced in clauses (iv) - (ix) above certified by such secretary or assistant secretary, and an incumbency certificate certified by such secretary or assistant secretary,

         (x) good standing certificates for Value Network Service, Inc. from each jurisdiction in which Value Network Service, Inc. is qualified to do business,

         (xi) duly executed originals of the Guaranty in favor of the Agent from FTD International Corporation,

         (xii) duly executed originals of the Security Agreement in favor of the Agent from FTD International Corporation,

         (xiii) duly executed originals of the Trademark Security Agreement in favor of the Agent from FTD International Corporation,

         (xiv) duly executed originals of the Patent Security Agreement in favor of the Agent from FTD International Corporation,

         (xv) duly executed UCC-1 financing statements naming FTD International Corporation as debtor and Bank One, NA, as Agent, as secured party to be filed in the following jurisdictions: Secretary of State of Illinois and Delaware,

         (xvi) certificate of incorporation for FTD International Corporation certified by the Secretary of State of Delaware and its secretary or assistant secretary, by-laws for FTD International Corporation certified by such secretary or assistant secretary, resolutions authorizing entry into the agreements referenced in clauses (xi) - (xv) above certified by such secretary or assistant secretary, and an incumbency certificate certified by such secretary or assistant secretary,

         (xvii) good standing certificates for FTD International Corporation from each jurisdiction in which it is qualified to do business, and

         (xviii) a fully executed copy of the Second Amended and Restated Pledge Agreement between the Borrower and the Agent.

         3. Representations and Warranties of the Borrower. Each of the Borrower and the Parent hereby represents and warrants as follows:

         (a) This Master Amendment, the Credit Agreement and each Parent Collateral Document to which it is a party, as each is amended hereby, constitute legal, valid and binding obligations of the Borrower and the Parent and are enforceable against the Borrower and the Parent in accordance with their terms.

         (b) Upon the effectiveness of this Master Amendment, each of the Borrower and the Parent hereby reaffirms all representations and warranties made by it in the Credit Agreement and each Parent Collateral Document, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade by it as of the date of delivery of this Master Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

         4. Reference to and Effect on the Credit Agreement and each Parent Collateral Document.


         (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Guaranty, Security Agreement, Pledge Agreement, Patent Security Agreement, Trademark Security Agreement, and Copyright Security Agreement that constitute Parent Collateral Documents to "this Guaranty", "this Security Agreement", "this Pledge Agreement", "this Patent Security Agreement", "this Trademark Security Agreement", or "this Copyright Security Agreement", or "hereunder," "hereof," "herein" or words of like import, shall mean and be a reference to each such Parent Collateral Document as amended hereby.

         (b) The Credit Agreement and each Parent Collateral Document, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Master Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any Parent Collateral Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         5. Governing Law. This Master Amendment shall be governed by and construed in accordance with the laws (including Section 735 ILCS 105/5-1 et seq. but otherwise without regard to the conflict of law provisions) of the State of Illinois.

         6. Headings. Section headings in this Master Amendment are included herein for convenience of reference only and shall not constitute a part of this Master Amendment for any other purpose.

         7. Counterparts. This Master Amendment may be executed by one or more of the parties to the Master Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               The remainder of this page is intentionally blank.

                  IN WITNESS WHEREOF, this Master Amendment has been duly executed and delivered on the date first above written.



FLORISTS' TRANSWORLD DELIVERY,              IOS BRANDS CORPORATION, formerly
  INC.                                      known as FTD Corporation


By: /s/ Francis Piccirillo                  By: /s/ Francis Piccirillo
    ----------------------                      ----------------------
    Name: Francis Piccirillo                    Name: Francis Piccirillo
    Title: Chief Financial Officer              Title: Treasurer



BANK ONE, NA, HAVING ITS                    MICHIGAN NATIONAL BANK
PRINCIPAL OFFICE IN CHICAGO,
ILLINOIS, formerly known as The
First National Bank of Chicago,
individually and as Agent
                                            By: /s/ Annette M. Gordon
                                                ---------------------
By: /s/ Diane M. Faunda                         Name: Annette M. Gordon
    -------------------                         Title: Vice President
    Name: Diane M. Faunda
    Title: Vice President



KEYBANK NATIONAL ASSOCIATION                HARRIS TRUST AND SAVINGS BANK
By: /s/ Frank J. Jancar                     By: /s/ Kirby M. Law
    -------------------                         ----------------
    Name: Frank J. Jancar                       Name: Kirby M. Law
    Title: Vice President                       Title: Vice President



FIRSTAR BANK, N.A., formerly known as       HUNTINGTON NATIONAL BANK
Mercantile Bank National Association


By:                                         By: /s/ Jeffrey G. Willems
    -----------------------------               ----------------------
    Name:                                       Name: Jeffrey G. Willems
    Title:                                      Title: Corporate Banking Officer

